SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  April 13, 1998
(Date of earliest event reported)

Commission File No. 333-20675



                          EQCC Receivables Corporation
                          EQCC Asset Backed Corporation
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                                                  59-3170055
       Delaware                                   59-3170052
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(State of Incorporation)              (I.R.S. Employer Identification No.)

100401 Deerwood Park Boulevard
Jacksonville, Florida                                                 32256
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Address of principal executive offices                              (Zip Code)



                                 (904) 987-5000
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               Registrant's Telephone Number, including area code



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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------
(EX-5.1)                        Opinion of Hunton & Williams with
                                respect to legality

(EX-8.1)                        Opinion of Cadwalader,
                                Wickersham & Taft with respect to
                                certain tax matters

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EQCC RECEIVABLES CORPORATION


April 13, 1998

                                    By:       /s/ James B. Dodd
                                              ------------------
                                    Name:    James B. Dodd
                                    Title:    Vice President



                                    EQCC ASSET BACKED CORPORATION


April 13, 1998

                                    By:      /s/ James B. Dodd
                                             ------------------
                                    Name:   James B. Dodd
                                    Title:   Vice President

                                INDEX TO EXHIBITS



                                                                Paper (P) or
Exhibit No.                         Description                 Electronic (E)
-----------                         -----------                 --------------

(EX-5.1)          Opinion of Hunton &                                  E
                  Williams with respect to
                  legality

(EX-8.1)          Opinion of Cadwalader,                               E
                  Wickersham & Taft with
                  respect to certain tax matters